                                                                    Exhibit 3.2




                           AMENDED AND RESTATED BYLAWS

                                       OF

                               INSWEB CORPORATION


                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS

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ARTICLE I     Offices.............................................................................................1
         Section 1.1       Registered Office......................................................................1
         Section 1.2       Other Offices..........................................................................1

ARTICLE II    Stockholders' Meetings..............................................................................1
         Section 2.1       Place of Meetings......................................................................1
         Section 2.2       Annual Meetings........................................................................1
         Section 2.3       Special Meetings.......................................................................1
         Section 2.4       Notice of Meetings.....................................................................2
         Section 2.5       Quorum, Conduct and Voting.............................................................2
         Section 2.6       Voting Rights..........................................................................3
         Section 2.7       Voting Procedures and Inspectors of Elections..........................................4
         Section 2.8       List of Stockholders...................................................................5
         Section 2.9       Stockholder Proposals at Annual Meetings...............................................5
         Section 2.10      Nominations of Persons for Election to the Board of Directors..........................6
         Section 2.11      Action Without Meeting.................................................................7

ARTICLE III   Directors...........................................................................................7
         Section 3.1       Powers.................................................................................7
         Section 3.2       Number of Directors....................................................................7
         Section 3.3       Election and Term of Office............................................................8
         Section 3.4       Vacancies..............................................................................8
         Section 3.5       Resignations and Removals..............................................................8
         Section 3.6       Meetings...............................................................................9
         Section 3.7       Quorum and Voting.....................................................................10
         Section 3.8       Action Without Meeting................................................................10
         Section 3.9       Fees and Compensation.................................................................10
         Section 3.10      Committees............................................................................10

ARTICLE IV    Officers...........................................................................................12
         Section 4.1       Officers Designated...................................................................12
         Section 4.2       Tenure and Duties of Officers.........................................................12

ARTICLE V     Execution of Corporate Instruments and Voting of Securities Owned by the Corporation...............13
         Section 5.1       Execution of Corporate Instruments....................................................13
         Section 5.2       Voting of Securities Owned by Corporation.............................................14

ARTICLE VI    Shares of Stock....................................................................................14
         Section 6.1       Form and Execution of Certificates....................................................14
         Section 6.2       Lost Certificates.....................................................................14
         Section 6.3       Transfers.............................................................................15
         Section 6.4       Fixing Record Dates...................................................................15
         Section 6.5       Registered Stockholders...............................................................16

                                       i
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                                TABLE OF CONTENTS
                                   (continued)
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ARTICLE VII   Other Securities of the Corporation................................................................16

ARTICLE VIII  Corporate Seal.....................................................................................16

ARTICLE IX    Indemnification of Officers, Directors, Employees and Agents.......................................17
         Section 9.1       Right to Indemnification..............................................................17
         Section 9.2       Authority to Advance Expenses.........................................................17
         Section 9.3       Right of Claimant to Bring Suit.......................................................18
         Section 9.4       Provisions Nonexclusive...............................................................18
         Section 9.5       Authority to Insure...................................................................18
         Section 9.6       Survival of Rights....................................................................18
         Section 9.7       Settlement of Claims..................................................................18
         Section 9.8       Effect of Amendment...................................................................19
         Section 9.9       Subrogation...........................................................................19
         Section 9.10      No Duplication of Payments............................................................19

ARTICLE X     Notices............................................................................................19

ARTICLE XI    Amendments.........................................................................................20

                           AMENDED AND RESTATED BYLAWS

                                       OF

                               INSWEB CORPORATION


                                    ARTICLE I

                                     OFFICES

SECTION 1.1       REGISTERED OFFICE.

     The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

SECTION 1.2       OTHER OFFICES.

     The corporation shall also have and maintain an office or principal place of business at 901 Marshall Street, Redwood City, California 94063, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

SECTION 2.1       PLACE OF MEETINGS.

     Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors or the Chairman of the Board, or, if not so designated, then at the office of the corporation required to be maintained pursuant to section 1.2 of Article I hereof.

SECTION 2.2       ANNUAL MEETINGS.

     The annual meetings of the stockholders of the corporation for the purpose of election of directors, and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors or the Chairman of the Board.

SECTION 2.3       SPECIAL MEETINGS.

     Special meetings of the stockholders of the corporation may be called at any time, for any purpose or purposes, by the President, the Chairman of the Board or the Board of Directors. Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice of the meeting.

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

SECTION 2.4       NOTICE OF MEETINGS.

     (a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, date and hour and purpose or purposes of the meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than twenty nor more than sixty days prior to such meeting.

     (b) If at any meeting action is proposed to be taken which, if taken, would entitle Stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

     (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     (e) Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

SECTION 2.5       QUORUM, CONDUCT AND VOTING.

     (a) At all meetings of stockholders, except where otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business

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

until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     (b) Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: (i) the Chairman of the Board, (ii) the Vice-Chairman of the Board, (iii) the President, (iv) the Vice-President, or (v) if none of the foregoing is present and acting, by a chairman to be chosen by the stockholders.

     The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5(b). The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this
Section 2.5(b), and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     (c) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

     (d) In the election of directors, a plurality of the votes cast shall elect. No stockholder shall be entitled to exercise the right of cumulative voting for the election of directors.

SECTION 2.6       VOTING RIGHTS.

     (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

     (b) Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person

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

or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three years from its date unless the proxy provides for a longer period.

     (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection
(c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION 2.7       VOTING PROCEDURES AND INSPECTORS OF ELECTIONS.

     (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

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

     (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

     (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

SECTION 2.8       LIST OF STOCKHOLDERS.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.9       STOCKHOLDER PROPOSALS AT ANNUAL MEETINGS.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 120 calendar days in advance of the date that the corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(b) the name and record address of the stockholder proposing such business,
(c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. For purposes of this Section 2.10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

SECTION 2.10      NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF
                  DIRECTORS.

     In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the date that the corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th calendar day following the day on which the public announcement of the date of such meeting is first made. Each such notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated,
(b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (e) the consent of each nominee to serve as a director of the corporation if so elected. For purposes of this Section 2.10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. Notwithstanding the foregoing provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

     In the event that a person is validly designated as a nominee in accordance with this Section 2.10 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this Section 2.10 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the corporation, if elected, of each such substitute nominee.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 2.11      ACTION WITHOUT MEETING.

     Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs

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

the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this section 2.11 to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this section
2.11. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                 ARTICLE III

                                  DIRECTORS

SECTION 3.1       POWERS.

     The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

SECTION 3.2       NUMBER OF DIRECTORS.

     The number of directors shall initially be fourteen (14) and, hereafter, may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

SECTION 3.3       ELECTION AND TERM OF OFFICE.

     Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. A director need not be a stockholder of the corporation, a citizen of the United States, or a resident of the State of Delaware. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

SECTION 3.4       VACANCIES.

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this section 3.4 in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in section 3.5 below) to elect the number of directors then constituting the whole Board.

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

SECTION 3.5       RESIGNATIONS AND REMOVALS.

     (a) Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     (b) Subject to the rights of the holder of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

     (c) The Board of Directors may declare vacant the office of any director who has been declared of unsound mind by an order of court or convicted of a felony.

SECTION 3.6       MEETINGS.

     (a) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders' meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to section 1.2 of Article I hereof. Regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolutions of the Board of Directors or the written consent of all directors.

     (c) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by any of the directors.

     (d) Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

     (e) The Chairman of the Board, if any and if present and acting, the Vice Chairman of the Board, if any and if present and acting, shall preside at all meetings of the Board of

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Directors. Otherwise, the President, if any and present and acting, or any director chosen by the Board, shall preside.

SECTION 3.7       QUORUM AND VOTING.

     (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with section 3.2 of Article III of these Bylaws. If a vacancy or vacancies prevents such a majority, a majority of the directors then in office shall constitute a quorum, provided such majority shall constitute at least either one-third of the authorized number of directors or two directors, whichever is larger. If the number of Directors is one, then one director shall constitute a quorum. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board at which a quorum is present all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

     (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 3.8       ACTION WITHOUT MEETING.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 3.9       FEES AND COMPENSATION.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

SECTION 3.10      COMMITTEES.

     (a) EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Executive Committee of not less than one member, each of whom shall be a director. The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the corporation, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement or merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders of the corporation a dissolution of the corporation or a revocation of a dissolution, or to amend these Bylaws.

     (b) OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

     (c) TERM. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board, subject to the provisions of subsections
(a) or (b) of this section 3.10, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided, that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this section 3.10 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

                                   ARTICLE IV

                                    OFFICERS

SECTION 4.1       OFFICERS DESIGNATED.

     The officers of the corporation shall be a President and a Secretary. The Board of Directors may appoint a Chairman of the Board, whom shall serve as the Chief Executive Officer of the corporation. The Board of Directors or the President may also appoint a Treasurer, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it shall deem necessary. The order of the seniority of the Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

SECTION 4.2       TENURE AND DUTIES OF OFFICERS.

     (a) GENERAL. All officers shall be appointed by the Board of Directors in accordance with these bylaws. All officers hold office at the pleasure of the Board of Directors until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     (b) DUTIES OF THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall be the chief executive officer of the corporation and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (c) DUTIES OF PRESIDENT. The President shall be the chief executive officer of the corporation in the absence of the Chairman of the Board and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) DUTIES OF VICE-PRESIDENTS. The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (e) DUTIES OF SECRETARY. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (f) DUTIES OF TREASURER. The Treasurer (if there be such an officer appointed) shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any Assistant Treasurer or to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                                   ARTICLE V

                     EXECUTION OF CORPORATE INSTRUMENTS AND
                  VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 5.1       EXECUTION OF CORPORATE INSTRUMENTS.

     (a) The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

     (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any

Vice-President and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     (c) All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize so to do.

SECTION 5.2       VOTING OF SECURITIES OWNED BY CORPORATION.

     All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

                                   ARTICLE VI

                                 SHARES OF STOCK

SECTION 6.1       FORM AND EXECUTION OF CERTIFICATES.

     Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 6.2       LOST CERTIFICATES.

     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 6.3       TRANSFERS.

     Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

SECTION 6.4       FIXING RECORD DATES.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjourned meeting,

     (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6.5       REGISTERED STOCKHOLDERS.

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                 ARTICLE VII

                       OTHER SECURITIES OF THE CORPORATION

     All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; PROVIDED, HOWEVER, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE VIII

                                 CORPORATE SEAL

     The corporate seal shall consist of a die bearing the name of the corporation and the state and date of its incorporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                    ARTICLE IX

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

SECTION 9.1       RIGHT TO INDEMNIFICATION.

     Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article IX) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"); PROVIDED, HOWEVER, that except as to actions to enforce indemnification rights pursuant to section 9.3 of this Article IX, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right.

SECTION 9.2       AUTHORITY TO ADVANCE EXPENSES.

     Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, PROVIDED, HOWEVER, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article IX or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

SECTION 9.3       RIGHT OF CLAIMANT TO BRING SUIT.

     If a claim under section 9.1 or 9.2 of this Article is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

SECTION 9.4       PROVISIONS NONEXCLUSIVE.

     The rights conferred on any person by this Article IX shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

SECTION 9.5       AUTHORITY TO INSURE.

     The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

SECTION 9.6       SURVIVAL OF RIGHTS.

     The rights provided by this Article IX shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

SECTION 9.7       SETTLEMENT OF CLAIMS.

     The corporation shall not be liable to indemnify any Agent under this
Article IX (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

SECTION 9.8       EFFECT OF AMENDMENT.

     Any amendment, repeal, or modification of this Article IX shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

SECTION 9.9       SUBROGATION.

     In the event of payment under this Article IX, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

SECTION 9.10      NO DUPLICATION OF PAYMENTS.

     The corporation shall not be liable under this Article IX to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                    ARTICLE X

                                     NOTICES

     Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent. Any notice required to be given to any director may be given by the method hereinabove stated, or by telegram or other means of electronic transmission, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of facsimile telecommunication) facsimile telephone number as such director shall have filed in writing with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means of electronic transmission shall be deemed to have been given as at the sending time recorded by the telegraph company or other electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                   ARTICLE XI

                                   AMENDMENTS

     The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board).

          The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, the affirmative vote of the

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holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors.










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                            CERTIFICATE OF SECRETARY


     The undersigned, Secretary of Insweb Corporation, a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

     WITNESS the signature of the undersigned this ____th day of July, 1999.




                                       -------------------------------------
                                       Marian C. Taylor, Secretary